EXHIBIT 99.1

AMENDMENT NO. 2

Dated as of June 11, 2008

to

CREDIT AGREEMENT

Dated as of November 7, 2007

THIS AMENDMENT NO. 2 (“Amendment”) is made as of June 11, 2008 by and among Brush Engineered Materials Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of November 7, 2007 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendment to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, Section 6.10 of the Credit Agreement is hereby restated in its entirety as follows:

SECTION 6.10 Sale and Leaseback Transactions. The Company shall not, nor shall it permit any Subsidiary to, enter into any Sale and Leaseback Transaction other than that certain Sale and Leaseback Transaction proposed to be entered into between Brush Wellman Inc. and the Cleveland-Cuyahoga County Port Authority pursuant to which Brush Wellman Inc. will finance a portion of the costs associated with the design, construction and operation of a new beryllium production facility in Elmore, Ohio.

2. Amendment to Security Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the Security Agreement is amended to restate Exhibit I thereo in its entirety as set forth on Annex I hereto.

3. CH1 4274407v.4

Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto as Exhibit A duly executed by the Subsidiary Guarantors and (b) the Company shall have paid, to the extent invoiced, all out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

5. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement and the Security Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement and the Security Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BRUSH ENGINEERED MATERIALS INC., as the Company

By: /s/ Gary W. Schiavoni
Name: Gary W. Schiavoni
Title: Assistant Treasurer and Assistant Secretary

WILLIAMS ADVANCED MATERIALS
(NETHERLANDS) B.V., as the Dutch Borrower

By: /s/ Cynthia Friedman

Name:	Cynthia Friedman
Title: Class A Director
By:	/s/ James P. Marrotte

Name:	James P. Marrotte
Title: Class A Director
By:	/s/ Jelle Jonkers
Name:	Jelle Jonkers
Title: Class B Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as Swingline Lender, as Issuing Bank and as Administrative Agent

By /s/ William P. McGreehan
Name: William P. McGreehan
Title: Senior Vice President

FIFTH THIRD BANK, individually as a Lender and as

Co-Syndication Agent

By: /s/ James P. Byrnes
Name: James P. Byrnes
Title: Senior Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, individually as a Lender and as Co-Documentation Agent

By: /s/ Patrick F. Dunphy
Name: Patrick F. Dunphy
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as

Co-Documentation Agent

By: /s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By: Name: Title:	/s/ Jason W. Sutton Jason W. Sutton Vice President

ANNEX I

RESTATED EXHIBIT I TO SECURITY AGREEMENT

EXHIBIT I

ITEMS THAT DO NOT CONSTITUTE COLLATERAL

1.	All of the following “collateral” subject to that certain Security Agreement, dated as of October 1, 1996, between Brush Wellman Inc. and The Director of Development of the State of Ohio: (a) all equipment, personal property and parts as set forth on Annex A to this Exhibit I, together with all attachments, additions and accessions thereto, replacements thereof and all other equipment, personal property and parts which may be acquired in substitution therefor or in replacement thereof; (b) all rents, revenues, payments, repayments, charges, moneys and income derived by Brush Wellman from the lease, sale or other disposition of any such equipment, personal property and parts; and (c) the proceeds from any insurance award pertaining thereto.

2.	All of the Drawing Bonds subject to the Bond Pledge Agreement, dated as of November 1, 1996, among Brush Wellman Inc., Bank One, Columbus, National Association, and National City Bank. As used in this Item 2, the term “Drawing Bonds” means those Variable Rate Demand Industrial Development Revenue Bonds, Series 1996 (Brush Wellman Inc. Project) in the aggregate original principal amount of $8,305,000 issued by the Lorain Port Authority, Ohio that are purchased using a draw under the letter of credit issued by National City Bank as security for such bonds or using a draw under any replacement letter of credit.

3.	All of the Drawing Bonds subject to the Bond Pledge Agreement, dated as of February 1, 1994, among Brush Wellman Inc., PNC Bank, Ohio, National Association, and National City Bank. As used in this Item 3, the term “Drawing Bonds” means those Industrial Development Variable Rate Demand Refunding Revenue Bonds, Series 1994 (Brush Wellman Inc. Tucson, Arizona Project) in the original aggregate principal amount of $3,000,000 issued by The Industrial Development Authority of The County of Pima that are purchased using a draw under the letter of credit issued by National City Bank as security for such bonds or using a draw under any replacement letter of credit.

4.	All Leased Material, if any, subject to the Letter Agreement between BASF Catalysts (formerly Engelhard Corporation) and Williams Advanced Materials Inc. (the “Letter Agreement”). As used in this Item 4, the term “Leased Material” means the type, form and minimum purity and quantity of metal leased pursuant to the Letter Agreement.

5.	Any and all interests of the Toledo-Lucas County Port Authority in, to or under the Project pursuant to the Lease, dated as of October 1, 1996, between the Toledo-Lucas County Port Authority, as lessor, and Brush Wellman Inc., as lessee (the “Lease”). As used in this Item 5, the term “Project” means the leasehold and easement interests of the lessor in the “port authority facilities” contemplated by the Lease.

6.	Those portions of the Project Site and the Project Facilities (i) that are subject to any interests of the Cleveland-Cuyahoga County Port Authority or The Director of Development of the State of Ohio pursuant to the Lease, dated as of June 1, 2008 (the “Elmore Lease”), between the Cleveland-Cuyahoga County Port Authority, as lessor, and Brush Wellman Inc., as lessee, as acknowledged by The Director of Development of the State of Ohio, or (ii) that secure any obligations owed to the Cleveland-Cuyahoga County Port Authority or The Director of Development of the State of Ohio, including but not limited to the property encumbered by that certain Open-End Mortgage and Security Agreement from the Cleveland-Cuyahoga County Port Authority in favor of The Huntington National Bank, as trustee, and The Director of Development of the State of Ohio. As used in this Item 6, the term “Project Site” means the real property subject to the Elmore Lease and the term “Project Facilities” means the “port authority facilities” located at the Project Site.

7.	The property and equipment that is subject to any interests of the United States of America / Department of Defense in or upon the Project Site or the Project Facilities (each as defined in Item 6 above), which property and equipment may be acquired from time to time using funds awarded to Brush Wellman Inc. by the United States of America / Department of Defense pursuant to authority of 10 U.S.C. 2358 and Title III of The Defense Production Act of 1950, as amended (50 U.S.C. 2061 et. seq.).

Annex A

I.	One Z-Mill 20 roll cluster-type reversing cold rolling mill, including case steel housing, 800 HP mill motor, 1 set of rolls and 1 set of backing assemblies with bearings. Manufactured by Waterbury Farrel, Serial Number R00030, including the following components:

A. Mechanical Components.

1.	Coil entry equipment, including collapsible block driven payoff with block fillers for 21” and 23” nominal diameter;

hydraulically operated coil life and transfer with two (2) non-driven coiled support rollers and sufficient stroke for three (3) coil storage or pickup;

hydraulically operated pivoting type coil peeler;

three (3) roll feeder-straightener with 8” diameter pinch roll and 4” diameter bending roll arranged to straighten coil tails, fee strip up to the mill and provide back tension on the payoff pass; and

hydraulically operated strip treading table.

2. Floor mounted coil storage trough with space for three (3) coil storage;

3.	Mill standing, including reversing Z mill with cast steel “constant crown” housing, one (1) set of rolls, one (1) set of backing assemblies with bearings, high response electro-hydraulic servo screwdown, power operated lateral adjustment of first intermediate rolls, power crown adjustment on the “B” and “C” backing assemblies, welded steel base, spindles, pinion stand, mill motor coupling and screwdown platform;

two (2) deflector roll assembles (one each side of mill) complete with rolls rotating in anti-friction bearings, load cells with cables and meters; and

one (1) hydraulically operated and driven pinch roll pivot mounted on the entry side of the mill housing.

4.	Winding reels and coil cars, including two (2) 20” diameter collapsible block winders for 251/2” wide strip, each winder consisting of a hydraulically operated four segment reverse pyramid block, hydraulically operated strip gripper and coiled stripper (coil push off), special gearcase with self-contained circulating oil lube system, base plate and motor coupling.

B. Electrical Equipment.

1.	Drive system, including one (1) adjustable speed D.C. drive system arranged for a constant horsepower speed range of 340/100 FPM;

auxiliary A.C. motors, all required A.C. and D.C. controls, S.C.R. power units, isolation transformers and auxiliary operator stations.

2. Automatic gauge control.

3.	Automatic shape control system, including one (1) Vollmer automatic shape control system consisting of two (2) gauge heads with guide rollers and transducers, a pneumatic cabinet, control cabinet with microprocessor with required interfacing. CRT for displaying strip shape and operators panel for mounting in the main operators desk.

C. Piping and Hydraulic Systems.

1.	One (1) screwdown and power crown hydraulic system complete with stainless steel tank, filters, water cooled heat exchanger, controls, instrumentation, and pumps.

2.	One (1) auxiliary hydraulic system complete with reservoir, controls, instrumentation, water cooled heat exchanger, pump (one operating and one standby) and solenoid valves as required mounted on two (2) free standing valve panels.

3.	One (1) 500 GPM automatic precoat type mineral oil coolant system complete with reservoir having clean and dirty oil sections. Full flow precoat filters, plate and frame type heat exchanger, all required controls and instrumentation and clean and dirty oil pumps with standbys for each.

II. III. IV.	Factory Rebuild, Fenn Model 5F-4 Swaging Machine, including a computer process control system for operation, maintenance and machine logic, including genesis software.
Complete 30” inverted bull block, including dual turnstile take-ups and
DC electrical drive system; one (1) model 3F-4 die rotary swaging machine; four (4) sets of plain pointing dies for the model 3F-4 die rotary swaging machine (die sizes to be determined); and one (1)
coolant/slushing system.
Straighten and cut process equipment, including four (4) sets, feed rolls; four (4) sets, large straightener rolls; two (2) sets, small straightener rolls with bearings; and ten (10) each knife and quill sets.

V. Bar/tube finishing process equipment, including complete electrical equipment.

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of November 7, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Brush Engineered Materials Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of June 11, 2008 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Each of the undersigned hereby consent and agree to the amendment of the Security Agreement set forth in Section 3 of the Amendment.

Dated: June 11, 2008

[Signature Page Follows]

BRUSH ENGINEERED MATERIALS INC. By /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Assistant Treasurer and Assistant Secretary	BRUSH WELLMAN INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Assisant Treasurer and Assistant Secretary
BRUSH RESOURCES INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Assistant Treasurer and Assistant Secretary	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Assistant Treasurer and Assistant Secretary
TECHNICAL MATERIALS, INC. By: /s/ Gary W. Schiavoni Name: Gary W. Schiavoni Title: Assistant Treasurer and Assistant Secretary